Exhibit 99.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S‑3 (Nos. 333-172826, 333-180154, and 333-184191) and in the Registration Statements on Form S-8 (Nos. 333-134767, 333-153019, 333-176792, 333-191505, and 333-191507) of Vista Gold Corp. of our report dated March 12, 2012,  relating to the financial statements for the year ended December 31, 2011, which appears in this Current Report on Form 8‑K.

/s/ PricewaterhouseCoopers LLP
Chartered Accountants
Vancouver, British Columbia
June 4, 2014